UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2026
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Redwire Corporation
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39733 (Commission File Number)	88-1818410 (I.R.S. Employer Identification No.)
8226 Philips Highway, Suite 101 Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)
(650) 701-7722
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RDW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2026, Raphael (“Ray”) Thomas Wallander resigned from the Board of Directors (the “Board”) of Redwire Corporation (the “Company”) effective immediately. Mr. Wallander had been appointed to the Board in July 2025 to replace Michael Bevacqua, each of whom was appointed as the designee of Bain pursuant to an expired nomination right previously disclosed by the Company. The decision by Mr. Wallander to resign from the Board did not arise from any disagreement with the Company on any matters relating to the Company’s operations, policies or practices. The Company thanks Mr. Wallander for his service as Board member of the Company.

On February 12, 2026, David Kornblatt informed the Board of his intention to make his previously-announced resignation effective as of March 3, 2026 (the “Resignation Date”). The decision by Mr. Kornblatt to resign from the Board did not arise from any disagreement with the Company on any matters relating to the Company’s operations, policies or practices. The Company thanks Mr. Kornblatt for his service as Board member of the Company. In connection with Mr. Kornblatt’s upcoming resignation from the Board, the Board intends to appoint a new Chair and a new member of the Audit Committee of the Board and a new member of the Nominating and Corporate Governance Committee of the Board.

The Nominating and Corporate Governance Committee is evaluating candidates for new members of the Board in light of the foregoing resignations.

Item 8.01 - Other Events

On February 12, 2026, the Board appointed Mike Gold as President, Space and Steve Adlich as President, Defense Tech, in each case effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2026

Redwire Corporation

By:	/s/ Chris Edmunds
Name:	Chris Edmunds
Title:	Chief Financial Officer